Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Current Report of Kroll Inc. (the "Company") on Form 8-K as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven L. Ford, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the pro forma financial condition and results of operations of the Company and Ontrack Data International, Inc. as of March 31, 2002 and for the three months then ended.


/s/ Steven L. Ford
--------------------
Steven L. Ford
Chief Financial Officer
August 27, 2002




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